UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2019
Etsy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Explanatory Note
On August 15, 2019, Etsy, Inc. (“Etsy”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing the completion of its previously announced acquisition of Reverb Holdings, Inc., a Delaware corporation (“Reverb”).

This Amendment No. 1 amends and supplements the Original 8-K filed by Etsy, and is being filed to provide the historical financial statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. This Amendment No. 1 to the Original 8-K is being filed within 71 calendar days of the date that the Original 8-K was required to be filed with respect to the above referenced transaction.

Item 9.01     Financial Statements and Exhibits
(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Reverb as of and for the year ended December 31, 2018, are included as Exhibit 99.1 and are incorporated by reference herein.

The unaudited condensed consolidated financial statements of Reverb as of and for the six months ended June 30, 2019 and 2018 are included as Exhibit 99.2 hereto and are incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2018 and the six months ended June 30, 2019, reflecting the combined historical financial information of Etsy and Reverb is included as Exhibit 99.3 hereto and is incorporated by reference herein.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The unaudited condensed combined pro forma information is not necessarily indicative of what the combined entity’s financial position or results of operations would have been had the transaction been completed at and as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined entity.

(d) Exhibits

Exhibit No.	Description
99.1	Audited consolidated financial statements of Reverb Holdings, Inc. for the year ended December 31, 2018.(1)
99.2	Unaudited condensed consolidated financial statements of Reverb Holdings, Inc. for the six months ended June 30, 2019 and 2018.(2)
99.3
Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2018 and the six months ended June 30, 2019, reflecting the combined historical financial information of Etsy and Reverb.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
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(1)	Filed as Exhibit 99.1 to Etsy’s Current Report on Form 8-K (File No. 001-36911) filed with the Securities and Exchange Commission on September 18, 2019 and incorporated herein by reference.

(2)	Filed as Exhibit 99.2 to Etsy’s Current Report on Form 8-K (File No. 001-36911) filed with the Securities and Exchange Commission on September 18, 2019 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Rachel Glaser
Rachel Glaser
Chief Financial Officer
Date: October 30, 2019